FIRST AMENDMENT TO AMENDED,
                   RESTATED AND CONSOLIDATED CREDIT AGREEMENT


                            Dated as of March 6, 2000


                                      Among

                             AMERICAN SKIING COMPANY
                      AND THE OTHER BORROWERS PARTY HERETO,
                                  as Borrowers,


                            THE LENDERS PARTY HERETO,

                                       and

                               FLEET NATIONAL BANK
                            as Agent for the Lenders

                           FIRST AMENDMENT TO AMENDED,
                   RESTATED AND CONSOLIDATED CREDIT AGREEMENT


         This FIRST  AMENDMENT  TO AMENDED,  RESTATED  AND  CONSOLIDATED  CREDIT
AGREEMENT is entered into as of March 6, 2000 by and among AMERICAN SKIING COMPANY, a Delaware corporation ("American Ski") and the other Borrowers party to the Credit Agreement referred to below (each with American Ski a "Borrower" and collectively the "Borrowers"), the Lenders party to the Credit Agreement (the "Lenders") and FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, as Agent (the "Agent") for the Lenders.

                                    Recitals

         The Borrowers, the Lenders and the Agent are parties to an Amended, Restated and Consolidated Credit Agreement dated as of October 12, 1999 (as amended, the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement in various respects. The Agent and the Lenders are willing to amend the Credit Agreement on the terms and conditions set forth herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

         NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 6, the Borrowers, the Lenders and the Agent hereby agree as follows:

         Section 1.   Definitions.  (a) Section 1.1 of the Credit  Agreement  is
hereby   amended  by  inserting  the  following   definitions  in   alphabetical
order, as follows:

                  "Consolidated   Senior   Debt"  shall  mean  the   outstanding
         principal amount of the Term Loans, the Revolving Credit Advances and the Swing Line Loans.

                  "First Amendment" shall mean the First Amendment to Amended, Restated and Consolidated Credit Agreement among the Borrowers, the Lenders and the Agent dated as of March 6, 2000.


         Section 2.   Amendment of  Covenants.

                  (a) Section 2.1(b) of the Credit Agreement is hereby amended by deleting the second proviso thereof and substituting therefor the following:

         and provided further that during each fiscal year of the Borrowers, commencing with the fiscal year ending July 30, 2000, there shall be a period of 30 (thirty) consecutive days, including April 30 of each year, during which the sum of (i) the outstanding principal amount of all Revolving Credit Advances and (ii) the Letter of Credit Exposure shall not exceed (A) $25,000,000 during the Borrowers' 2000 fiscal year and (B) $35,000,000 for each fiscal year thereafter.

                  (b) Section 2.1 of the Credit Agreement is hereby amended by adding the following paragraph (d) thereto, which shall be effective from May 1 through November 30, 2000:

                           (d) Except with the prior written consent of Revolving Credit Lenders holding at least 51% of the sum of outstanding principal amount of the Revolving Credit Loans and the Unused Revolving Credit Commitments, for the period from May 1 through November 30, 2000, the making of any requested Revolving Credit Advance shall not cause the amount of outstanding Revolving Credit Advances to exceed the Borrowers' 2000 Revolver Balance Amounts. For purposes of this Section 2.1(d), the Borrowers' 2000 Revolver Balance Amounts shall mean the amounts set forth on Schedule 1 to the First Amendment.

                  (c) Section 6.1 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof in its entirety and substituting therefor the following:

                           (b) As soon as available, but in any event not more than twenty (20) days after the end of each month, American Ski shall furnish to the Agent and each Lender (i) consolidated and consolidating profit and loss statements of American Ski and each of its Restricted Subsidiaries for the period then ended all in reasonable detail and
         (ii) unconsolidated profit and loss statements of the Unrestricted Subsidiaries similar to the profit and loss statements described in clause (i) above.

                  (d) Section 6.1 of the Credit Agreement is hereby further amended by deleting paragraph (c) thereof in its entirety and substituting therefor the following:

                           (c) As soon as available, but in any event not more than forty-five (45) days after the end of each quarter of each fiscal year of American Ski, American Ski shall furnish to the Agent, for distribution to the Lenders upon request, the quarter-to-date and year-to-date summary financial packages prepared and distributed to the directors of American Ski with respect to such quarter.

                  (e) Effective as of January 30, 2000, Article 7 of the Credit Agreement is amended as follows:

                  (i) Section 7.1 is deleted in its entirety and the following is substituted therefor:

                  7.1 Ratio of Consolidated Total Debt to Consolidated EBITDA. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2001 fiscal quarter 3, a ratio of (a) Consolidated Total Debt as of such date to (b) Consolidated EBITDA for the four-quarter period ending on such date of not more than the following levels as of the fiscal quarters indicated:

Fiscal Quarter          Ratio             Fiscal Quarter                Ratio

2001 Quarter 3      5.50-to-1.00          2003 Quarter 1            5.00-to-1.00
2001 Quarter 4      5.50-to-1.00          2003 Quarter 2            5.00-to-1.00
2002 Quarter 1      5.50-to-1.00          2003 Quarter 3            4.50-to-1.00
2002 Quarter 2      5.50-to-1.00          2003 Quarter 4            4.50-to-1.00
2002 Quarter 3      5.00-to-1.00          2004 Quarter 1            4.50-to-1.00
2002 Quarter 4      5.00-to-1.00          2004 Quarter 2            4.50-to-1.00
                                          2004 Quarter 3            4.00-to-1.00
                                          and Thereafter

         (ii) Section 7.2 is deleted in its entirety and the following is substituted therefor:

                  7.2 Ratio of Consolidated Adjusted Cash Flow to Consolidated Debt Service. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter, commencing with 2001 fiscal quarter 3, for the four-quarter period ending on such date a ratio of (a) Consolidated Adjusted Cash Flow to (b) Consolidated Debt Service of not less than the following levels as of the end of each fiscal quarter indicated:

Fiscal Quarter           Ratio            Fiscal Quarter                Ratio

2001 Quarter 3       1.10-to-1.00         2003 Quarter 2            1.25-to-1.00
2001 Quarter 4       1.10-to-1.00         2003 Quarter 3            1.25-to-1.00
2002 Quarter 1       1.10-to-1.00         2003 Quarter 4            1.25-to-1.00
2002 Quarter 2       1.10-to-1.00         2004 Quarter 1            1.25-to-1.00
2002 Quarter 3       1.25-to-1.00         2004 Quarter 2            1.25-to-1.00
2002 Quarter 4       1.25-to-1.00         2004 Quarter 3            1.50-to-1.00
2003 Quarter 1       1.25-to-1.00         and Thereafter


         (iii) Section 7.3 is deleted in its entirety and the following is substituted therefor:

                  7.3 Ratio of Consolidated EBITDA to Consolidated Interest Expense. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter for the four-quarter period ending on such date a ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense of not less than the following levels as of the end of each fiscal quarter indicated:

Fiscal Quarter            Ratio            Fiscal Quarter               Ratio

2000 Quarter 2        1.20-to-1.00         2002 Quarter 1           1.50-to-1.00
2000 Quarter 3        1.20-to-1.00         2002 Quarter 2           1.50-to-1.00
2000 Quarter 4        1.20-to-1.00         2002 Quarter 3           2.00-to-1.00
2001 Quarter 1        1.20-to-1.00         2002 Quarter 4           2.00-to-1.00
2001 Quarter 2        1.20-to-1.00         2003 Quarter 1           2.00-to-1.00
2001 Quarter 3        1.50-to-1.00         2003 Quarter 2           2.00-to-1.00
2001 Quarter 4        1.50-to-1.00         2003 Quarter 3           2.25-to-1.00
                                                                  and Thereafter


         (iv) Section 7.5 is deleted in its entirety and the following is substituted therefor:

                  7.5  Minimum  Consolidated   EBITDA.   American  Ski  and  its
         Restricted Subsidiaries shall have Consolidated EBITDA of not less than the amounts set forth below for the applicable fiscal quarter.

                               Fiscal Quarter  Minimum EBITDA

                             2000 Quarter 3     $60,000,000
                             2000 Quarter 4    ($20,000,000)
                             2001 Quarter 1    ($20,000,000)
                             2001 Quarter 2     $20,000,000
                             2001 Quarter 3     $65,000,000
                             2001 Quarter 4    ($20,000,000)
                             2002 Quarter 1    ($20,000,000)
                             2002 Quarter 3     $22,000,000

                  (v) Section 7.6 is inserted as a new section in numerical order, as follows:

                  7.6 Ratio of Consolidated Senior Debt to Consolidated EBITDA. American Ski and its Restricted Subsidiaries shall maintain as of the end of each fiscal quarter a ratio of (a) Consolidated Senior Debt as of such date to (b) Consolidated EBITDA for the four-quarter period ending on such date of not more than the following levels as of the fiscal quarters indicated:

Fiscal Quarter           Ratio            Fiscal Quarter                Ratio

2000 Quarter 3       3.75-to-1.00         2002 Quarter 2            3.25-to-1.00
2000 Quarter 4       3.75-to-1.00         2002 Quarter 3            2.75-to-1.00
2001 Quarter 1       4.25-to-1.00         2002 Quarter 4            2.75-to-1.00
2001 Quarter 2       4.25-to-1.00         2003 Quarter 1            2.75-to-1.00
2001 Quarter 3       3.25-to-1.00         2003 Quarter 2            2.75-to-1.00
2001 Quarter 4       3.25-to-1.00         2003 Quarter 3            2.50-to-1.00
2002 Quarter 1       3.25-to-1.00         and Thereafter


                  (f) Section 9.7 of the Credit Agreement is hereby amended as follows:

                  (i) The figure  "$23,100,000"  appearing in paragraph  (a)(ii)
                  thereof  is  hereby  deleted  and  the  figure   "$20,000,000"
                  substituted therefor.

                  (ii) Paragraph (b) thereof is relettered paragraph "(c)" and the year "2000" appearing on the first line thereof is deleted and the year "2001" substituted therefor.

                  (iii) A new paragraph (b) shall be added as follows:

                           (b) For their fiscal year 2001, American Ski and its Restricted Subsidiaries may make Capital Expenditures not to exceed $13,000,000.

                  (iv) Paragraph (c) thereof is relettered paragraph "(d)" and references therein to "clauses (a) and (b)" shall be changed to "clauses (a), (b) and (c)".

         Section 3. Pricing Schedule. Schedule 2 to the Credit Agreement is hereby amended by deleting that Schedule in its entirety and substituting therefor the Pricing Schedule attached hereto as Exhibit A.

         Section 4. Compliance Certificate. Exhibit C to the Credit Agreement is hereby amended by deleting that Exhibit in its entirety and substituting therefor the form of Compliance Certificate attached hereto as Exhibit C.

         Section 5. Fees and Expenses. Upon the execution and delivery hereof by the Majority Lenders, the Borrowers hereby agree to pay to the Agent in cash all of the Agent's reasonable expenses in preparing, executing and delivering this First Amendment to Amended, Restated and Consolidated Credit Agreement and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's special counsel, Goodwin, Procter & Hoar LLP.

         Section  6.   Effectiveness;  Conditions  to  Effectiveness. This First
Amendment to Amended, Restated and Consolidated Credit Agreement shall become effective upon execution hereof by the Borrowers, the Majority Lenders and the Agent and satisfaction of the following conditions:

                  (a)      Officer's  Certificate.   The  Borrowers  shall  have
                           delivered to the Agent an Officer's Certificate in the form of Exhibit B hereto.

                  (b) Fees. The Borrowers shall have paid to the Agent all fees due and payable pursuant to the fee letter between American Ski and the Agent relating hereto.

         Section 7. Representations and Warranties; No Default. Except as set forth on the Amended Schedules attached hereto as Schedule 2, the Borrowers, jointly and severally, hereby confirm to the Agent and the Lenders, the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full (except as to representations and warranties made as of a certain date, which shall be true and correct in all material respects as of such date and except as to transactions permitted under the Credit Agreement). The Borrowers hereby certify that, after giving effect to this First Amendment to Amended, Restated and Consolidated Credit Agreement, no Default exists under the Credit Agreement.

         Section 8. Lender Agreement. All references to the Credit Agreement in the Credit Agreement, the other Lender Agreements or any other document shall be deemed to refer to the Credit Agreement as amended hereby. This First Amendment to Amended, Restated and Consolidated Credit Agreement shall be a Lender Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have caused this First Amendment to Amended, Restated and Consolidated Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                        AMERICAN SKIING COMPANY


                                        By: /s/ Mark J. Miller
                                           -------------------------------------
                                        Name: Mark J. Miller
                                        Title: Chief Financial Officer

                                        SUNDAY RIVER SKIWAY CORPORATION
                                        SUNDAY RIVER LTD.
                                        PERFECT TURN, INC.
                                        SUNDAY RIVER TRANSPORTATION INC.
                                        L.B.O. HOLDING, INC.
                                        SUGARBUSH RESORT HOLDINGS, INC.
                                        SUGARBUSH LEASING COMPANY
                                        SUGARBUSH RESTAURANTS, INC.
                                        MOUNTAIN WASTEWATER TREATMENT, INC.
                                        S-K-I, LTD.
                                        KILLINGTON, LTD.
                                        MOUNT SNOW LTD.
                                        PICO SKI AREA MANAGEMENT COMPANY
                                        RESORTS SOFTWARE SERVICES, INC.
                                        KILLINGTON RESTAURANTS, INC.
                                        RESORTS TECHNOLOGIES, INC.
                                        DOVER RESTAURANTS, INC.
                                        SUGARLOAF MOUNTAIN CORPORATION
                                        MOUNTAINSIDE
                                        ASC UTAH
                                        STEAMBOAT SKI & RESORT CORPORATION
                                        HEAVENLY VALLEY SKI & RESORT CORPORATION
                                        HEAVENLY CORPORATION


                                        By: /s/ Mark J. Miller
                                            ------------------------------------
                                        Name: Mark J. Miller
                                        Title:Chief Financial Officer

                                        HEAVENLY VALLEY, LIMITED PARTNERSHIP

                                        By:    Heavenly Corporation, its general
                                               partner


                                        By: /s/ Mark J. Miller
                                            ------------------------------------
                                        Name:  Mark J. Miller
                                        Title: Chief Financial Officer


                                        FLEET NATIONAL BANK, as Agent


                                        By: /s/ Carlton F. Williams
                                            ------------------------------------
                                        Name:  Carlton F. Williams
                                        Title: Director


                                        FLEET NATIONAL BANK


                                        By: /s/ Carlton F. Williams
                                            ------------------------------------
                                        Name:  Carlton F. Williams
                                        Title: Director

                 [Signature Page to First Amendment to Amended,
                   Restated and Consolidated Credit Agreement]


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION


                                        By:  /s/ Daniel G. Adams
                                        Name: Daniel G. Adams
                                        Title:Vice President


                                        400 Capital Mall, 7th Floor
                                        Sacramento, CA 95814
                                        Telecopier: (916) 444-2869
                                        Attention: Mr. Dan Adams, Vice President

                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Hassan A. Salem
                                            ------------------------------------
                                        Name: Hassan A. Salem
                                        Title:Vice President


                                        918 17th Street
                                        Denver, CO 80202
                                        Telecopier: (303) 585-4135
                                        Attention: Mr. Hassan Salem
                                                   Vice President

                                        FIRST SECURITY BANK, N.A.


                                        By: /s/ Dick van Klaveren
                                            ------------------------------------
                                        Name: Dick van Klaveren
                                        Title:Vice President


                                        15 East 100 South, 2nd Floor
                                        Salt Lake City, Utah 84111
                                        Telecopier: (801) 246-5532
                                        Attention: Mr. Dick van Klaveren
                                                   Vice President

                                        THE HOWARD BANK, N.A.


                                        By: /s/ Michael W. Quinn
                                        Name: Michael W. Quinn
                                        Title:Senior Vice President


                                        111 Main Street
                                        Burlington, VT  05401
                                        Telecopier: (802) 860-5542
                                        Attention: Mr. Michael Quinn

                                        MERRILL LYNCH PRIME RATE PORTFOLIO

                                        By: Merrill Lynch Asset Management, L.P.
                                            as Investment Advisor


                                        By: /s/ John M. Johnson
                                        Name: John M. Johnson
                                        Title:Authorized Signatory


                                        800 Scudders Mill Road, Area 1B
                                        Plainsboro, NJ 08536
                                        Telecopier: (609) 282-3542
                                        Attention: Mr. John Johnson

                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                        INCOME TRUST


                                        By: /s/ Darvin D. Pierce
                                        Name: Darvin D. Pierce
                                        Title:Vice President


                                        c/o Van Kampen American Capital
                                        One Parkview Plaza, 5th Floor
                                        Oakbrook Terrace, IL 60181
                                        Telecopier: (630) 684-6740
                                        Attention: Mr. Scott Fries

                                        CAPTIVA II FINANCE, LTD.


                                        By: /s/ David Dyer
                                        Name: David Dyer
                                        Title:Director


                                        c/o Deutsche Bank (Cayman) Limited
                                            P.O.Box 1984, GT, Elizabethan Square
                                            Grand Cayman; Cayman Islands
                                            Attention: Director

                                            with a copy to:

                                            Captiva II Finance Ltd:
                                            c/o TCW Advisors, Inc.
                                            200 Park Avenue, 22nd Floor
                                            New York, New York 10166
                                            Attention: Justin Driscoll
                                            Telecopy: (212) 771-4137
                                            Telephone: (212) 771-4159

                                        KZH-PAMCO LLC


                                        By: /s/ Peter Chin
                                        Name: Peter Chin
                                        Title:Authorized Agent


                                        c/o The Chase Manhattan Bank
                                        450 West 33rd Street, 15th Floor
                                        New York, NY  10001
                                        Telecopier: (212) 946-7776
                                        Attention: Ms. Virginia Conway

                                        PAM CAPITAL FUNDING, L.P.

                                        By: Highland Capital Management L.P.,
                                            as Collateral Manager


                                        By: /s/ Mark K. Okada, CFA
                                        Name:  Mark K. Okada
                                        Title: Executive Vice President


                                        c/o Highland Capital Management, L.P.
                                        1150 Two Galleria Tower
                                        13455 Noel Rd. LB #45
                                        Dallas, TX 75240
                                        Telecopier: (972) 233-4343
                                        Attention: Mr. Mark Okada/Mr.Joe Doherty

                                        KZH III LLC


                                        By:  /s/ Susan Lee
                                        Name: Susan Lee
                                        Title:Authorized Agent


                                        c/o The Chase Manhattan Bank
                                        50 West 33rd Street-15th Floor
                                        New York, NY 10001
                                        Telecopier: (212) 946-7776
                                        Attention: Ms. Virginia Conway

                                        PAMCO CAYMAN, LTD.
                                        By: Highland Capital Management L.P.,
                                            as Collateral Manager


                                        By:  /s/ Mark K. Okada CFA
                                        Name: Mark K. Okada
                                        Title:Executive Vice President


                                        c/o Highland Capital Management, L.P.
                                        1150 Two Galleria Tower
                                        13455 Noel Road, LB 45
                                        Dallas, TX  75240
                                        Telecopier: (972) 233-6143
                                        Attention: Mr. Mark Okada/Mr.Joe Doherty

                                        DEBT STRATEGIES FUND II, INC.
                                        By: Merrill Lynch Asset Management,L.P.,
                                            as Investment Advisor


                                        By:  /s/John M. Johnson
                                        Name: John M. Johnson
                                        Title:Authorized Signatory


                                        c/o Merrill Lynch Asset Management
                                        800 Scudders Mill Road - Area 1B
                                        Plainsboro, NJ 08536
                                        Telecopier: (609) 282-2756
                                        Attention: Mr. John Johnson

                                        MORGAN STANLEY SENIOR FUNDING, INC.


                                        By: /s/Kevin O'Malley
                                        Name: Kevin O'Malley
                                        Title:Vice President


                                        c/o Morgan Stanley Senior Funding, Inc.
                                        1585 Broadway, 10th Floor
                                        New York, NY 10036
                                        Telecopier: (212) 761-0592
                                        Attention: Mr. James Morgan

                                        OASIS COLLATERALIZED HIGH INCOME
                                        PORTFOLIOS-I, LTD.


                                        By: /s/ Anne M. McCarthy
                                        Name: Anne M. McCarthy
                                        Title:Authorized Signatory


                                        c/o Stanfield Capital Partners LLC
                                        330 Madison Ave., 27th Floor
                                        New York, NY 10017
                                        Telecopier: (212) 284-4302
                                        Attention: Mr. Christopher E. Jansen

                                        BLACK DIAMOND CLO 1998-1 LTD.


                                        By: /s/ John H. Cullinane
                                        Name: John H. Cullinane
                                        Title:Director


                                        c/o Black Diamond Capital Management,
                                            L.L.C.
                                        99 River Road
                                        Cos Cob, CT 06807
                                        Telecopier: (203) 552-1014
                                        Attention: Mr. Bob Rosenbloom

                                        BLACK DIAMOND INTERNATIONAL FUNDING LTD.


                                        By:  /s/ David Dyer
                                        Name: David Dyer
                                        Title:Director


                                        Les Meier
                                        Black Diamond International Funding Ltd.
                                        c/o Black Diamond Capital Management,LLC
                                        Attn: Loan Administrator
                                        One Conway Park
                                        106 Field Drive, Suite 100
                                        Lake Forest, IL 60045
                                        P: 847-615-9000
                                        F: 847-615-9064

                                        LONG LANE MASTER TRUST IV


                                        By: BankBoston, N.A., as trust
                                            administrator

                                        By: /s/ Kevin Kearns
                                        Name:  Kevin Kearns
                                        Title: Managing Director


                                        Long Lane Master Trust IV
                                        c/o BankBoston, N.A.
                                        Attn: Matthew Rose
                                        100 Federal Street
                                        Boston, MA 02110
                                        Mail Stop: 01-11-05
                                        P: 617-434-7264
                                        F: 617-434-5617